YOUR SECURE APPLICATION SERVICES COMPANY Third Quarter 2016 Financial Results & Commentary October 27, 2016 1

Agenda Introduction • Maria Riley, Investor Relations Results Overview • Lee Chen, CEO, President and Founder Q3 2016 Financial Results & Q4 2016 Business Outlook • Greg Straughn, CFO Q & A • Lee Chen, CEO, President and Founder • Greg Straughn, CFO • Ray Smets, VP – Worldwide Sales 2

Cautionary Statements and Disclosures This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management, including A10’s continued acceptance of A10’s products in the marketplace, growing demand for ADC security features, meeting our financial goals, the anticipated results of any past or future acquisitions, expanding our total addressable market, financial results, plans, assumptions, strategy, international growth, business outlook and revenue. We operate in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to our ability to maintain an adequate rate of revenue growth, our business plan and our ability to effectively manage our growth, costs associated with defending intellectual property infringement and other claims, risks and costs related to litigation, our ability to attract and retain end-customers, our ability to further penetrate our existing customer base, our ability to displace existing products in established markets, our ability to timely and effectively scale and adapt our existing technology, our ability to innovate new products and bring them to market in a timely manner, our ability to expand internationally, the effects of increased competition in our market and our ability to compete effectively, the effects of seasonal trends on our results of operations, our expectations concerning relationships with third parties, the attraction and retention of qualified employees and key personnel, our ability to maintain, protect, and enhance our brand and intellectual property, and future acquisitions of or investments in complementary companies, products, services or technologies and our ability to successfully integrate such acquisitions. These factors, together with those described in our quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the Securities and Exchange Commission (“SEC”), may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assume responsibility for the accuracy and completeness of the forward-looking statements. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise. 3

Cautionary Statements and Disclosures In addition to the U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose. With the exception of revenue, all financial measures discussed today are on a non-GAAP basis and have been adjusted to exclude certain charges. The use of non-GAAP measures is further discussed in the accompanying quarterly financial results press release, which has been furnished to the SEC on Form 8-K and posted on A10 Networks’ website. The press release also defines our non-GAAP financial measures. A reconciliation between GAAP and non-GAAP measures for historical periods can also be found in the appendix to this document, in the accompanying press release and on the trended quarterly financial statements posted on the company’s website. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available, due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. 4

Lee Chen CEO, President and Founder 5

Third Quarter Summary Revenue of $55.1 M, up 8% y/y • Japan revenue of $16.0 M, up 83% y/y • Some deals in North America pushed into future quarters, impacted product bookings • Record services revenue of $19.8 M, deferred revenue grew 25% y/y Significant Bottom-Line Improvement • Achieved non-GAAP net income of $0.2 M or break even on a per share basis, compared with a loss of $0.07 per share in last year’s third quarter Cash Generation & Share Repurchase Authorization • Year to date, generated $21.8 M in cash flow from operations • Board of directors authorized share repurchase program for up to $20 million of common stock. The authorization has been approved for a term of 12 months 6

Third Quarter Accomplishments Service Provider Expansion • Large mobile carrier selected our Thunder TPS solution. Two of the top three mobile operators in Japan are now using our TPS solution • Secured a NEW U.S. Tier-1 service provider with our Thunder ADC. A10 now serves the top four Tier-1 mobile operators in the U.S. • Added a NEW communications provider via our ability to deliver ADC and Carrier-Grade NAT on a single appliance Public Sector • Significant win with executive branch of U.S. Government that selected our Thunder ADC, Thunder SSLi and Thunder Baremetal solutions Cloud Provider • Leading public cloud provider in the U.S. deploying our new Thunder 14045 TPS with 300g throughput 7

Enabling Application Agility


ANALYTICS
On Premise
STABILITY & PERFORMANCE
Cloud
AGILITY & FLUIDITY
Application Delivery & Security
Appliance & SDN
Virtualization / NFV
APPLICATIONS
Controller
APPLICATIONS
Lightweight ADC
Secure Application Services
Containers & Microservices
ACOS
ACOS
API CONFIGS

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Greg Straughn CFO 9

Revenue Trend QUARTERLY $M $142 $179 $199 2013 2014 2015 ANNUAL $M Annual $43 $45 $44 $48 $51 $57 $54 $57 $55 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2015 2014 2016 10

Revenue Mix $ MILLIONS / % REVENUE Product Geography Verticals Numbers may not total to 100% due to rounding. 11

Non-GAAP Gross Profit *Non-GAAP rounded financial measures. For reconciliation see Appendix. 12

Summary Financial Results *Non-GAAP rounded financial measures. For reconciliation see Appendix. 13 NON-GAAP* FINANCIAL MEASURES ($M) Q1’2015 Q2’2015 Q3’2015 Q4’2015 Q1’2016 Q2’2016 Q3’2016 Sales & Marketing $22.5 $23.1 $23.7 $27.6 $24.7 $25.0 $22.6 Research & Development $12.7 $12.4 $12.1 $12.2 $13.3 $13.4 $14.0 General, Administrative & Litigation $7.5 $5.5 $6.8 $6.7 $6.9 $6.6 $5.6 Operating Income (Loss) $(8.9) $(4.7) $(4.0) $(3.2) $(4.0) $(1.9) $0.3 Net income (loss) Per share $(0.15) $(0.09) $(0.07) $(0.06) $(0.06) $(0.02) $0.00

Balance Sheet & Cash Flow 14 NON-GAAP* FINANCIAL MEASURES ($M) Q1’2015 Q2’2015 Q3’2015 Q4’2015 Q1’2016 Q2’2016 Q3’2016 Sales & Marketing $22.5 $23.1 $23.7 $27.6 $24.7 $25.0 $22.6 Research & Development $12.7 $12.4 $12.1 $12.2 $13.3 $13.4 $14.0 General, Administrative & Litigation $7.5 $5.5 $6.8 $6.7 $6.9 $6.6 $5.6 Operating Income (Loss) $(8.9) $(4.7) $(4.0) $(3.2) $(4.0) $(1.9) $0.3 Net income (loss) Per share $(0.15) $(0.09) $(0.07) $(0.06) $(0.06) $(0.02) $0.00

Q4 2016 Business Outlook Management will host a conference call to discuss A10’s financial results for its third quarter 2016 and the current outlook for the fourth quarter of 2016 on October 27, 2016 at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time. Open to the public, investors may access the call by dialing 1-844-792-3728 or 1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investors” section of A10 Networks website at investors.a10networks.com. The webcast will be archived for a period of one year. A telephonic replay of the conference call will be available one hour after the call and will run for five business days and may be accessed by dialing 1-412-317-0088 or 1-877-344-7529 and entering the passcode 10092140. Please refer to page #3 for information regarding forward looking statements. 15

Question & Answer Session LEE CHEN CEO, President and Founder GREG STRAUGHN CFO RAY SMETS VP Worldwide Sales 16

Non-GAAP Reconciliation – Gross Profit * SBC = stock-based compensation 17 QUARTERLY Q1'15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Gross Profit Margin (GAAP) 75% 75% 75% 76% 75% 75% 76% SBC included in COGS 2% 1% 1% —% 1% 1% 1% Gross Profit Margin (Non-GAAP) 77% 76% 76% 76% 76% 76% 77% QUARTERLY ($M) Q1'15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Gross Profit (GAAP) $33.2 $35.9 $38.1 $43.0 $40.6 $42.9 $42.1 SBC included in COGS $0.5 $0.3 $0.4 $0.3 $0.3 $0.2 $0.3 Gross Profit (Non-GAAP) $33.7 $36.3 $38.5 $43.3 $40.9 $43.1 $42.4

Non-GAAP Reconciliation – Expense Items * SBC stands for stock-based compensation. 18 $ Millions Q1'15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Sales & Marketing (GAAP) $24.5 $25.0 $25.8 $29.3 $26.8 $26.8 $24.3 SBC included in Sales & Marketing (2.1) (1.9) (2.1) (1.7) (2.1) (1.7) (1.7) Sales & Marketing (Non-GAAP) $22.5 $23.1 $23.7 $27.6 $24.7 $25.0 $22.6 R&D (GAAP) $14.3 $13.7 $13.6 $13.3 $14.8 $14.5 $16.0 SBC included in R&D (1.6) (1.3) (1.5) (1.1) (1.4) (1.1) (1.7) Amortization expense related to acquisition — — — — — — (0.3) R&D (Non-GAAP) $12.7 $12.4 $12.1 $12.2 $13.3 $13.4 $14.0 G&A (GAAP) $7.5 $5.7 $6.9 $6.9 $6.7 $7.2 $6.3 SBC included in G&A (0.5) (0.5) (0.6) (0.5) (0.7) (0.8) (0.8) G&A (Non-GAAP) $7.0 $5.2 $6.3 $6.4 $5.9 $6.4 $5.5 Litigation (GAAP) $0.4 $1.0 $0.5 $0.3 $1.8 $0.2 $0.1 Litigation and Settlement — (0.7) — — (0.8) — — Litigation (Non-GAAP) $0.4 $0.3 $0.5 $0.3 $1.0 $0.2 $0.1 Total Op Exp (GAAP) $46.8 $45.4 $46.7 $49.8 $50.0 $48.7 $46.7 SBC included in Total Op Exp (4.2) (3.7) (4.2) (3.3) (4.3) (3.6) (4.3) Amortization expense related to acquisition — — — — — — (0.3) Litigation Settlement — (0.7) — — (0.8) — — Total Op Exp (Non-GAAP) $42.6 $41.0 $42.5 $46.4 $44.9 $45.0 $42.1

Non-GAAP Reconciliation – Income (Loss) Items 19 $ Millions Q1'15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Loss from Operations (GAAP) $(13.6) $(9.4) $(8.6) $(6.8) $(9.4) $(5.8) $(4.6) Stock-Based Compensation 4.6 4.0 4.6 3.6 4.6 3.9 4.6 Amortization Expense Related to Acquisition — — — — — — 0.3 Litigation and Settlement — 0.7 — — 0.8 — — Income (Loss) from Operations (Non-GAAP) $(8.9) $(4.7) $(4.0) $(3.2) $(4.0) $(1.9) $0.3 Net loss (GAAP) $(13.7) $(10.0) $(9.0) $(7.4) $(9.5) $(4.9) $(4.7) Stock-Based Compensation 4.6 4.0 4.6 3.6 4.6 3.9 4.6 Amortization Expense Related to Acquisition — — — — — — 0.3 Litigation and Settlement — 0.7 — — 0.8 — — Net Income (Loss) (Non-GAAP) $(9.1) $(5.3) $(4.4) $(3.7) $(4.1) $(1.1) $0.2 Weighted Average Shares used in per share calculations for non-GAAP net income (loss) per share: Basic 61.5 61.9 62.8 63.7 64.3 64.9 66.3 Diluted 61.5 61.9 62.8 63.7 64.3 64.9 72.8

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